UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2008 (April 10, 2008)

Endo Pharmaceuticals Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15989	13-4022871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard Chadds Ford, PA	19317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 558-9800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On April 10, 2008, Endo Pharmaceuticals Holdings Inc. (“Endo”) issued a press release, which is being furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under “Item 7.01 Regulation FD Disclosure” and in Exhibit 99.1 is intended to be furnished pursuant to Item 7.01. Such information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by Endo as to the materiality of such information.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated April 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ Caroline B. Manogue
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: April 10, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 10, 2008.